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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                              Sono-Tek Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

                  New York                               14-1568099
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          (State of Incorporation)                (I.R.S. Employer ID No.)

       2012 Route 9W, Milton, New York                      12547
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   (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01:    Regulation FD Disclosure.

The Company issued a press release regarding additional equity investments form Empire State Development's Small Business Technology Investment Fund and a private institutional investor. This it attached as exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

99.1  Press release dated April 15, 2005.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SONO-TEK CORPORATION

                                                   By: /s/ Christopher L. Coccio
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                                                       Christopher L. Coccio
                                                       Chief Executive Officer

April 15, 2005